[DESCRIPTION] Consent of Attorney

                             R. MICHAEL JACKSON
                               Attorney at Law
                   705 Union Tower, 165 S Union Boulevard
                          Lakewood, Colorado 80228
Office:(303)969-0808   Email:rmichaeljackson@msn.com    Fax:(303)986-5191



                              CONSENT OF ATTORNEY


     I, R. Michael Jackson, the undersigned, do hereby consent to the use of my name in the Fourth Amendment of the Form SB-2 Registration Statement of Uptown Restaurant Group, Inc., under the heading "Experts," filed on or about October 18, 2000.


                                  /s/R. Michael Jackson

October 18, 2000
Lakewood, Colorado